SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report:  February 18, 1999
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
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        Delaware                                         52-1495132
(State of Incorporation)                    (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                                  08837
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(Address of principal executive offices)                          (Zip Code)



                                 (732) 205-0600
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              (Registrant's Telephone Number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as exhibits are Collateral Term Sheets (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Multi-Class Mortgage Pass-Through Certificates, Series 1999-S3 (the "Certificates").

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-56081) (the
"Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

         The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

         Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

(99)                                         Collateral Term Sheets
                                             prepared by Merrill Lynch, Pierce,
                                             Fenner & Smith Incorporated, in
                                             connection with Chase Mortgage
                                             Finance Corporation, Multi-Class
                                             Mortgage Pass-Through
                                             Certificates, Series 1999-S3.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHASE MORTGAGE FINANCE CORPORATION


Date:  February 18, 1999

                                              By:  /s/ Eileen Lindblom
                                                   -----------------------------
                                                   Name:  Eileen Lindblom
                                                   Title: Vice President

                                INDEX TO EXHIBITS




                                                                 Paper (P) or
Exhibit No.                Description                           Electronic (E)
-----------                -----------                           --------------

  (99)                     Collateral Term Sheets                      E
                           prepared by Merrill Lynch, Pierce,
                           Fenner & Smith Incorporated,
                           in connection with Chase Mortgage
                           Finance Corporation, Multi-Class
                           Mortgage Pass-Through
                           Certificates, Series 1999-S3